UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2015

ANTERO MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-36719	46-4109058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

On September 23, 2015, Antero Midstream Partners LP (the “Partnership”) completed the previously announced transaction by which (i) the Partnership acquired all of the outstanding limited liability company interests of Antero Water LLC (“Antero Water”), a wholly-owned subsidiary of Antero Resources Corporation (“Antero”) that owns and operates Antero’s fresh water distribution assets, and (ii) Antero Treatment LLC (“Antero Treatment”), a wholly-owned subsidiary of the Partnership, acquired all of the assets, contracts, rights, permits and properties owned or leased by Antero and used primarily in connection with the construction, ownership, operation, use or maintenance of Antero’s advanced wastewater treatment complex to be constructed in Doddridge County, West Virginia, pursuant to a Contribution, Conveyance and Assumption Agreement, dated as of September 17, 2015, by and among Antero, the Partnership and Antero Treatment.

Accordingly, we have recast certain information within our Annual Report on Form 10-K for the year ended December 31, 2014 (the “Previously Filed Annual Report”) to reflect the acquisition of Antero Water for all periods presented in the following sections:

•                  Part II, Item 6.  Selected Financial Data.

•                  Part II, Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•                  Part II, Item 8.  Financial Statements and Supplementary Data.

We have also recast certain information within our Quarterly Report on Form 10-Q for the three months ended June 30, 2015 (the “Previously Filed Quarterly Report,” and together with the Previously Filed Annual Report, the “Previously Filed Reports”) to reflect the acquisition of Antero Water for all periods presented in the following sections:

•                  Part I, Item 1.  Financial Statements.

•                  Part I, Item 2.  Management’s Discussion and Analysis of Financial Condition and Results of Operations.

As this Current Report on Form 8-K is being filed only for purpose described above, and only affects the Items specified above, the other information in the Previously Filed Reports remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Previously Filed Reports except for within the Items noted above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Previously Filed Reports or modify or update any related disclosures. Information within the Previously Filed Reports not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the Previously Filed Reports. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Previously Filed Reports.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits.

EXHIBIT	DESCRIPTION
23.1	Consent of KPMG, LLP.

99.1

Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2014.

99.2	Updated Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations of our Quarterly Report on Form 10-Q for the three months ended June 30, 2015.

101

The following financial information of Antero Midstream Partners LP for the year ended December 31, 2014, formatted in XBRL (eXtensible Business Reporting Language): (i) Combined Consolidated Balance Sheets, (ii) Combined Consolidated Statements of Operations and Comprehensive Income (Loss), (iii) Combined Consolidated Statements of Partners’ Capital, (iv) Combined Consolidated Statements of Cash Flows, and (v) Notes to the Combined Consolidated Financial Statements, tagged as blocks of text. The following financial information of Antero Midstream Partners LP for the quarter ended June 30, 2015, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Combined Consolidated Balance Sheets, (ii) Condensed Combined Consolidated Statements of Operations and Comprehensive Income, (iii) Condensed Combined Consolidated Statements of Partners’ Capital, (iv) Condensed Combined Consolidated Statements of Cash Flows, and (v) Notes to the Condensed Combined Consolidated Financial Statements, tagged as blocks of text.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM PARTNERS LP

	By:	Antero Resources Midstream Management LLC,
its general partner

	By:	/s/ GLEN C. WARREN, JR.
Glen C. Warren, Jr.
President and Chief Financial Officer
Dated: October 9, 2015

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
23.1	Consent of KPMG, LLP.

99.1

Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2014.

99.2	Updated Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations of our Quarterly Report on Form 10-Q for the three months ended June 30, 2015.

101

The following financial information of Antero Midstream Partners LP for the year ended December 31, 2014, formatted in XBRL (eXtensible Business Reporting Language): (i) Combined Consolidated Balance Sheets, (ii) Combined Consolidated Statements of Operations and Comprehensive Income (Loss), (iii) Combined Consolidated Statements of Partners’ Capital, (iv) Combined Consolidated Statements of Cash Flows, and (v) Notes to the Combined Consolidated Financial Statements, tagged as blocks of text. The following financial information of Antero Midstream Partners LP for the quarter ended June 30, 2015, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Combined Consolidated Balance Sheets, (ii) Condensed Combined Consolidated Statements of Operations and Comprehensive Income, (iii) Condensed Combined Consolidated Statements of Partners’ Capital, (iv) Condensed Combined Consolidated Statements of Cash Flows, and (v) Notes to the Condensed Combined Consolidated Financial Statements, tagged as blocks of text.